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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported):   April 29, 1998
                                                       ---------------------


                                  Keane, Inc.
                                  -----------
              (Exact Name of Registrant as Specified in Charter)


                                 Massachusetts
         -------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


         1-7516                                       04-243-7166
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(Commission File Number)                   (I.R.S. Employer Identification No.)


Ten City Square
Boston, Massachusetts                                             02129
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(Address of Principal Executive Offices)                        (Zip Code)


                                (617) 241-9200
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

     On April 21, 1998, the Company filed a current Report on Form 8-K relating to the proposed sale by John F. Keane, the Chairman and Chief Executive Officer of the Company, and various members of his family, including John F. Keane, Jr. and Brian T. Keane, executive officers of the Company, and trusts for the benefit of such members of the Keane family of an aggregate of up to 1,000,000 shares of Common Stock of the Company over the period commencing shortly following the date of such Report and ending on or about May 1, 1998. The Company has been advised that, in light of current market conditions, Mr. Keane and such family members and trusts only intend to sell up to an aggregate of 600,000 shares of Common Stock of the Company. There can be no assurance that these sales will be made in the amounts, manner or time frame indicated, if at all.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: April 29, 1998                KEANE, INC.
                                    ------------
                                    (Registrant)



                                    By: /s/ Brian Keane
                                        --------------------------------
                                            Office of the President
                                            and Executive Vice President

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